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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 20, 2000
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)


         Oklahoma                    1-2572                 73-1520922
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
-------   -------------

          ONEOK, Inc. announced that claims against ONEOK, Inc., and Southwest Gas Corporation asserted by Southern Union under the Federal Rackateer Influenced and Corrupt Organizations Act (RICO) have been dismissed. Southern Union initiated the claims as part of litigation filed in its unsuccessful attempts to acquire Southwest Gas Corporation. ONEOK had also attempted to acquire Southwest Gas but ceased its efforts due to the risks related to the litigation with Southwest Gas.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   ------------------------------------------------------------------

          (c)  Exhibits

               99.a Press Release issued by ONEOK, Inc. dated December 18, 2000.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 20th day of December 2000.


                                                   ONEOK, Inc.

                                        By:  /s/Barry D. Epperson
                                             -----------------------------
                                             Barry D. Epperson
                                             Vice President, Controller and
                                             Chief Accounting Officer


                                       3
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

    99.a          Press Release dated December 18, 2000